                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       7
          NET ASSET VALUE AND MARKET PRICE       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      19
             NOTES TO FINANCIAL STATEMENTS      24
    TRUST OFFICERS AND IMPORTANT ADDRESSES      28

Long-term
investment
strategies can
help you
cope with
uncertain markets.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 18, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your trust's performance into perspective, this report examines how your trust's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a

                    variety of stock funds and fixed-income funds

  may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY WAS STRONGER THAN EXPECTED IN THE FIRST QUARTER OF 2001, WITH FIRST-QUARTER GROSS DOMESTIC PRODUCT GROWING AT A PRELIMINARY 2 PERCENT PACE--DOUBLE THE RATE ANALYSTS WERE EXPECTING, BUT SLOWER THAN THAT EXPERIENCED IN RECENT YEARS. THIS GROWTH PROVIDED EVIDENCE THAT THE FEDERAL RESERVE'S (THE
FED) EFFORTS TO WARD OFF A RECESSION MIGHT BE TAKING HOLD. THE NEWS OF EXPANSION, COMING AS IT DID ON THE HEELS OF A HOST OF NEGATIVE CORPORATE EARNINGS REPORTS, COMPLICATED THE ECONOMIC LANDSCAPE AND CAUSED SOME TO WONDER IF FEARS OF A DOWNTURN WERE OVERSTATED.

CONSUMER SPENDING AND EMPLOYMENT
A STEADY STREAM OF LAYOFFS TOOK THEIR TOLL ON U.S. EMPLOYMENT. THE JOBLESS RATE ROSE 0.2 PERCENT IN APRIL TO AN ANNUALIZED 4.5 PERCENT. WHILE EXTREMELY LOW BY HISTORICAL STANDARDS, THIS WAS THE HIGHEST LEVEL OF UNEMPLOYMENT RECORDED IN MORE THAN TWO YEARS.

ALSO, AFTER A ONE-MONTH REVERSAL, APRIL CONSUMER CONFIDENCE SUNK TO ITS FEBRUARY LEVEL, THE LOWEST RECORDED SINCE 1996. MOUNTING LAYOFFS, RISING ENERGY COSTS AND A WEAKENING STOCK MARKET HELPED FUEL THE PESSIMISM. DESPITE THESE NEGATIVE FACTORS, CONSUMERS CONTINUED TO OPEN THEIR WALLETS, INCREASING THEIR SPENDING BY
3.1 PERCENT DURING THE YEAR'S FIRST QUARTER.

INTEREST RATES AND INFLATION
THE FED CUT INTEREST RATES FOUR TIMES THROUGH APRIL 30, CITING WEAK BUSINESS INVESTMENT AND THE NEGATIVE IMPACT OF A DECLINING STOCK MARKET ON CONSUMER SPENDING. TWO OF THE RATE REDUCTIONS WERE ESPECIALLY SURPRISING BECAUSE THEY CAME BETWEEN REGULARLY SCHEDULED FED POLICY MEETINGS. THIS DEPARTURE FROM CONVENTION SUGGESTS THE SERIOUSNESS WITH WHICH THE NATION'S CENTRAL BANK CONSIDERS THREATS TO FURTHER ECONOMIC GROWTH. ANALYSTS EXPECTED ANOTHER RATE CUT AT THE FED'S MAY MEETING. (NOTE: ON MAY 15, THE FEDERAL RESERVE CUT INTEREST RATES FOR THE FIFTH TIME IN AS MANY MONTHS--LOWERING RATES BY 0.50 PERCENT DURING ITS REGULARLY SCHEDULED MEETING.)

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE JUST 0.3 PERCENT IN APRIL 2001 AND 3.3 PERCENT FOR THE PREVIOUS 12 MONTHS. SOME ANALYSTS WERE PLEASED WITH THESE NUMBERS, BUT THEY ALSO NOTED THAT INCREASED SUMMER DEMAND FOR ELECTRICITY AND GASOLINE COULD RESULT IN HIGHER INFLATION LATER IN THE YEAR.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           2.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 1999--April 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2001)

------------------------------
AMEX Ticker Symbol - VKL
------------------------------

                                                   MARKET(1)    NAV(2)
---------------------------------------------------------------------------
Six-month total return                               12.98%       5.72%
---------------------------------------------------------------------------
One-year total return                                20.25%      13.85%
---------------------------------------------------------------------------
Five-year average annual total return                 9.03%       7.03%
---------------------------------------------------------------------------
Life-of-Trust average annual total return             3.01%       4.85%
---------------------------------------------------------------------------
Commencement date                                              11/26/93
---------------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                          6.11%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common stock price(4)                                     9.55%
---------------------------------------------------------------------------
Preferred share (Series A) rate(5)                                3.30%
---------------------------------------------------------------------------
Preferred share (Series B) rate(5)                                3.55%
---------------------------------------------------------------------------
Net asset value                                                  $13.33
---------------------------------------------------------------------------
Closing common stock price                                       $11.78
---------------------------------------------------------------------------
Six-month high common stock price (04/02/01)                     $12.21
---------------------------------------------------------------------------
Six-month low common stock price (11/14/00)                     $10.625
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax rate.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2001
- AAA/Aaa............  64.4%   [PIE CHART]
- AA/Aa..............  13.5%
- A/A................   4.0%
- BBB/Baa............  10.1%
- BB/Ba..............   6.1%
- Non-Rated..........   1.9%
As of October 31, 2000
- AAA/Aaa............  57.7%   [PIE CHART]
- AA/Aa..............  11.3%
- A/A................  16.3%
- BBB/Baa............   7.2%
- BB/Ba..............   6.2%
- Non-Rated..........   1.3%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/00                                                                            0.06
12/00                                                                            0.06
1/01                                                                             0.06
2/01                                                                             0.06
3/01                                                                             0.06
4/01                                                                             0.06

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS*

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                        April 30, 2001                    October 31, 2000
Health Care                                                                      19.70                               15.60
Retail Electric/Gas/Telephone                                                    12.40                                9.40
Higher Education                                                                 11.30                               11.20
Industrial Revenue                                                                9.50                                5.30
Transportation                                                                    9.10                                9.80

*Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--November 1993 through April 2001)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
11/93                                                                     14.1000                            15.0000
                                                                          13.9500                            15.0000
                                                                          14.2100                            14.7500
                                                                          12.3900                            11.3750
                                                                          12.2500                            11.3750
                                                                          12.0000                            10.1250
12/94                                                                     11.4400                             9.8750
                                                                          12.4200                            11.1250
                                                                          12.3700                            10.7500
                                                                          12.6100                            10.5000
12/95                                                                     13.3000                            11.0000
                                                                          12.6100                            10.6250
                                                                          12.4600                            10.2500
                                                                          12.8000                            10.8750
12/96                                                                     13.0200                            10.7500
                                                                          12.7400                            10.6250
                                                                          13.0300                            11.1870
                                                                          13.5400                            12.0630
12/97                                                                     13.8500                            12.2500
                                                                          13.2500                            12.1875
                                                                          13.8900                            12.3750
                                                                          14.2700                            13.0000
12/98                                                                     14.0900                            13.3125
                                                                          13.9500                            12.7500
                                                                          13.2800                            12.2500
                                                                          12.8100                            11.0625
12/99                                                                     12.3200                            10.3125
                                                                          12.5400                            10.2500
                                                                          12.5800                            10.4375
                                                                          12.8500                            11.1250
12/00                                                                     13.5000                            11.3125
                                                                          13.6700                            12.1100
4/01                                                                      13.3300                            11.7800

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN SELECT
SECTOR MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT
SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED APRIL 30, 2001. DENNIS S. PIETRZAK, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE JANUARY 1996 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The markets seesawed between
extremes during the past six months, a very volatile time for investors across the board. At the start of the reporting period, investors were still concerned about the possibility that rising inflation would force the Federal Reserve Board (the "Fed") to boost short-term interest rates and slow the economy. Since then the economy has reversed course, and the opposite scenario has some investors concerned.

    The nation's economy showed signs of a significant slowdown during the fourth quarter of last year, causing some investors to worry that decreased business activity would hurt corporate earnings, drag down production, and potentially lead to a recession. Warning signs included a decline in industrial production, down from 6.7 percent in June to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization fell to just 79 percent. The fourth-quarter gross domestic product (GDP) grew by only 1.0 percent, the lowest increase in more than four years and the second consecutive quarter in which the growth rate had declined.

    By late in the fourth quarter, many investors thought interest-rate cuts by the Fed were imminent, triggering a broad rally in the municipal bond market. These expectations were met in the first week of January, as the Fed took the unusual step of cutting the target federal funds rate prior to its regularly-scheduled Open Market Committee meeting. This rate cut--which amounted to half a percentage point--extended the rally well into the first month of the year.

    Further easing continued in late January and in March, as the economy remained weak and the stock market stumbled. By the end of the reporting period, the Fed had lowered short-term interest rates by two full percentage points, with the last cut coming on April 18, 2001--another surprise cut that spurred a strong market rally.

Taken together, these repeated cuts helped create a more favorable environment for fixed-income investments.

    Still, the markets remain wary of what lies ahead--and recent developments suggest an uncertain outlook. April brought us a mixed bag of company announcements and economic indicators. Layoffs continued and corporate earnings remained under pressure from slowing economic activity, but we did hear news from a few companies, such as IBM, that were optimistic about meeting their goals for 2001. The federal government reported a modest rebound in industrial production for March, but its index of leading indicators fell 0.2 percent in February and 0.3 percent in March. Durable-goods orders were up by 3 percent in March, though most of the increase was attributable to a jump in demand for ships, cars, military tanks, and other transportation equipment. Excluding the transportation sector, durable-goods orders fell by 1.8 percent in March.

    Responding to the stronger performance of bonds in 2000, and the persistent downtrend in stocks, investors began to move money into municipal bonds. Roughly $58 billion of new municipal bonds were issued in the first quarter of 2001, up 7 percent from the fourth quarter of 2000 and up 44 percent from the first quarter of 2000, when issuance was constrained by high interest rates.

    In this fluctuating market, the portfolio continues to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.06 per share translates to a distribution rate of 6.11 percent based on the trust's closing market price on April 30, 2001. Based on these figures, investors would have to have earned a distribution rate of 9.55 percent on a taxable investment (for an investor in the 36 percent federal income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2001, the trust produced a total return of 12.98 percent based on market price. This reflects an increase in market price from $10.75 per share on October 31, 2000, to $11.78 per share on April 30, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 4.39 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID YOU REACT
    TO THESE CONDITIONS IN MANAGING THE TRUST?

A   In general, the overall credit
quality of the portfolio increased over the course of the reporting period, due in part to added investment in high-grade bonds. In some cases, credit rating upgrades were awarded to issuers with improving credit characteristics and these helped enhance the quality of the portfolio.

    When the market rallied, high-grade securities were generally the strongest performers, reflecting the uncertainty investors faced in light of the weakening economy and the stock market's poor performance. The demand for high-quality fixed-income investments translated into higher prices within this market segment and strong performance for this portion of the trust's portfolio.

    This portfolio also held a fairly significant portion of its assets in housing bonds, but these issues, which tend to have higher yields, continue to be gradually called out of the portfolio over time. We did make some changes that improved the overall call protection of the portfolio, primarily by selling bonds scheduled to be refunded in 2001 or early 2002. Rather than waiting for these issues to be called, we sold them when we believed the selling price outweighed their relative contribution to the portfolio.

    We also sold discounted longer-term bonds, most of which were issued by New York municipalities, and exchanged into other more favorably valued issues, enabling us to capture some of the yield differential created by the strong demand in the New York municipal market.

    When replacing these securities, we sought out issues that we believed would provide good income and relative value. Often, these new investments were in higher-yielding BBB rated issues, as well as selected bonds that were selling at steep discounts. We believe that these securities offered an attractive balance of risk and reward.

Q   HOW DID THESE STRATEGIES
    AFFECT THE COMPOSITION OF THE TRUST'S PORTFOLIO?

A   By the close of the reporting
period, the portfolio's allocation of securities rated AAA or AA was 77.9 percent of total long-term investments. This includes the trust's increased allocation of AAA rated securities (the highest rating category), which climbed to 64.4 percent as of April 30, 2001, up from 57.7 percent at the start of the period, an increase of 6.7 percent for the period. The trust's allocation of BBB rated bonds stood at 10.1 percent, up by 2.9 percent.

    Throughout this time, the trust remained diversified over a broad range of market sectors. The largest portion of the trust--19.7 percent of long-term investments--consisted of health care bonds as of April 30, 2001, up by 4.1 percent over the period. Retail electric/gas/telephone bonds became the trust's second largest holding, representing 12.4 percent, up from 9.4 percent as of October 31, 2000. Single-family housing bonds dropped by 4.9 percent, to just
5.3 percent.

    In general, the portfolio's composition reflects investment decisions that were based on the relative value of the securities available in the marketplace, given the conditions we encountered. It was our goal to maintain adequate diversification and an attractive mix of current income and future potential.

Q   WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   The actions of the Federal Reserve
Board signal that it is keeping close tabs on the health of the economy--and that it may be willing to take steps to help stave off a potential recession. We believe the fixed-income markets may be expecting further rate cuts by the Fed, but these expectations may already be fully reflected in current price levels.

    While rate cuts by the Fed may have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, we may see the market stabilize and trade in a narrow range over the near term.

    Despite the turbulence and uncertainty of recent months, we expect potential flows into municipal funds to remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. We believe sustained demand may help drive performance and the portfolio should be positioned to benefit from the market's supply-and-demand dynamics.

    A persistent low-yield rate environment may attract investors to higher-yielding investments, paving the way for stronger performance in these market segments. With a portion of its assets still in higher-yielding municipal securities, the trust could benefit from such conditions. In the meantime, mere stability in yield spreads may allow the portfolio to outperform similar securities of higher credit quality.

    Overall, we will maintain the trust's current emphasis on quality, while looking for opportunities to enhance its yield and add relative value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE
           MUNICIPAL BONDS  98.1%
           ALASKA  1.5%
$ 1,500    Alaska Hsg Fin Corp Ser A Rfdg...............      5.000%   12/01/18   $ 1,440,570
                                                                                  -----------

           ARIZONA  2.1%
  1,000    Maricopa Cnty, AZ Indl Dev Auth Ed Rev AZ
           Charter Schs Proj Ser A......................      6.750    07/01/29     1,019,120
  1,000    Maricopa Cnty, AZ Pollutn Ctl Corp Pollutn
           Ctl Rev El Paso Elec Ser E Rfdg..............      6.150    12/01/14     1,009,650
                                                                                  -----------
                                                                                    2,028,770
                                                                                  -----------
           CALIFORNIA  3.3%
  3,000    Los Angeles, CA Regl Arpts Impt Corp Lease
           Rev Los Angeles Intl Arpt (FSA Insd).........      6.700    01/01/22     3,161,640
                                                                                  -----------

           COLORADO  1.5%
  1,000    Colorado Hlth Facs Auth Rev Hosp Portercare
           Adventist Hlth...............................      6.500    11/15/31       984,310
    457    Colorado Hsg Fin Auth Single Family Proj Sr
           Ser E........................................      8.125    12/01/24       479,364
                                                                                  -----------
                                                                                    1,463,674
                                                                                  -----------
           FLORIDA  1.1%
  1,000    Escambia Cnty, FL Hlth Facs Auth Hlth Fac Rev
           FL Hlthcare (AMBAC Insd).....................      5.950    07/01/20     1,063,230
                                                                                  -----------

           ILLINOIS  9.9%
  1,000    Chicago, IL Brd of Edl (FGIC Insd)...........      5.500    12/01/31     1,000,320
    935    Chicago, IL Tax Increment Alloc Sub Cent Loop
           Ser A........................................      6.500    12/01/08       979,609
  1,000    Chicago, IL Wastewtr Transmission Rev Second
           Lien (MBIA Insd).............................      6.000    01/01/30     1,057,380
  3,000    Cook Cnty, IL Cap Impt Ser A (FGIC Insd).....      5.000    11/15/23     2,813,730

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE
           ILLINOIS (CONTINUED)
$ 1,000    Cook Cnty, IL Ser A (FGIC Insd)..............      5.125%   11/15/26   $   953,460
  1,825    Illinois Hlth Facs Auth Rev Edward Hosp
           Obligated Grp Ser A (FSA Insd)...............      5.000    02/15/20     1,714,916
  2,500    Will Cnty, IL Cmnty Unit Sch Dist No 365U Vly
           View Ser B (FSA Insd)........................          *    11/01/16     1,071,550
                                                                                  -----------
                                                                                    9,590,965
                                                                                  -----------
           INDIANA  3.8%
  3,450    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Hosp
           of IN (MBIA Insd)............................      6.850    07/01/22     3,612,840
                                                                                  -----------

           IOWA  1.7%
  1,515    Des Moines, IA Pub Pkg Sys Rev Ser A (FGIC
           Insd)........................................      5.750    06/01/14     1,603,324
                                                                                  -----------

           KANSAS  0.5%
    500    Overland Park, KS Dev Corp Rev First Tier Ser
           A............................................      7.375    01/01/32       519,035
                                                                                  -----------

           KENTUCKY  5.6%
  1,280    Kenton Cnty, KY Arpt Brd Arpt Rev Cincinnati/
           Nrthn KY Intl Ser A Rfdg (MBIA Insd).........      6.100    03/01/07     1,382,976
  4,000    Louisville & Jefferson Cnty, KY Metro Swr
           Dist Drainage Rev Rfdg (MBIA Insd)...........      5.300    05/15/19     3,979,200
                                                                                  -----------
                                                                                    5,362,176
                                                                                  -----------
           LOUISIANA  5.7%
  1,750    Saint Charles Parish, LA Environmental Impt
           Rev LA Pwr & Lt Co Proj A (AMBAC Insd).......      6.875    07/01/24     1,901,480
  3,500    Saint Charles Parish, LA Pollutn Ctl Rev LA
           Pwr & Lt Co Proj A (FSA Insd)................      7.500    06/01/21     3,579,310
                                                                                  -----------
                                                                                    5,480,790
                                                                                  -----------
           MAINE  4.3%
  4,000    Maine Muni Bond Bk Ser A Rfdg................      5.375    11/01/08     4,152,560
                                                                                  -----------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE

           MARYLAND  1.4%
$ 1,000    Maryland St Econ Dev Corp Student Hsg Rev
           Collegiate Hsg Salisbury Ser A...............      6.000%   06/01/19   $   981,030
    400    Maryland St Econ Dev Corp Student Hsg Rev
           Collegiate Hsg Towson Ser A..................      5.750    06/01/29       371,416
                                                                                  -----------
                                                                                    1,352,446
                                                                                  -----------
           MASSACHUSETTS  1.3%
  1,235    Massachusetts St Indl Fin Agy Rev
           Wtr Treatment Amern Hingham..................      6.750    12/01/20     1,272,186
                                                                                  -----------

           MICHIGAN  1.8%
  1,580    Michigan Higher Edl Fac Auth Ltd Oblig Rev
           Hope College Rfdg (Connie Lee Insd)..........      7.000    10/01/13     1,743,009
                                                                                  -----------

           MISSOURI  8.0%
  3,855    Missouri St Hlth & Edl Fac Auth Hlth Fac Rev
           SSM Hlthcare Ser AA Rfdg (MBIA Insd).........      6.400    06/01/10     4,385,371
  5,000    Saint Louis, MO Indl Dev Auth Leasehold Rev
           Comp Intl Convention Cent Hotel..............     *         07/15/15     2,341,950
  1,000    Saint Louis, MO Indl Dev Auth Rev Ser Lien
           Saint Louis Convention Ser A (AMBAC Insd)....      6.875    12/15/20     1,024,750
                                                                                  -----------
                                                                                    7,752,071
                                                                                  -----------
           NEVADA  1.4%
  1,280    Nevada Hsg Div Single Family Pgm Ser E (FHA
           Gtd).........................................      6.900    10/01/14     1,339,955
                                                                                  -----------

           NEW JERSEY  4.9%
  1,340    New Jersey Econ Dev Auth Dist Heating &
           Cooling Rev Trigen Trenton Proj Ser A........      6.200    12/01/10     1,326,587
  1,250    New Jersey Econ Dev Auth Spl Fac Rev
           Continental Airls Inc. ......................      6.250    09/15/29     1,166,150
  2,000    New Jersey Hlthcare Fac Fin Auth Rev Genl
           Hosp Cent at Passaic (FSA Insd) (ETM)........      6.000    07/01/14     2,226,740
                                                                                  -----------
                                                                                    4,719,477
                                                                                  -----------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE
           NEW YORK  13.4%
$ 1,000    New York City, Indl Dev Agy Civic Fac Rev
           Touro College Proj Ser A.....................      6.350%   06/01/29   $   928,000
  4,000    New York St Dorm Auth Rev City Univ Ser F....      5.000    07/01/14     4,000,120
  1,745    New York St Dorm Auth Rev Mental Hlth Svcs
           Facs (FSA Insd)..............................      5.875    08/15/16     1,865,929
  2,500    New York St Dorm Auth Rev St Univ Edl Fac Ser
           B............................................      5.250    05/15/09     2,629,600
  3,100    New York St Med Care Fac Fin Agy Rev NY Hosp
           Ser A (Prerefunded @ 02/15/05) (AMBAC
           Insd)........................................      6.800    08/15/24     3,485,981
                                                                                  -----------
                                                                                   12,909,630
                                                                                  -----------
           OHIO  1.6%
  1,500    Akron, OH Ctfs Partn Akron Muni Baseball Stad
           Proj (a).....................................    0/6.900    12/01/16     1,563,090
                                                                                  -----------

           OKLAHOMA  4.0%
  1,640    Oklahoma Hsg Fin Agy Single Family Mtg Rev
           Homeownership Ln Pgm Ser A (GNMA
           Collateralized)..............................      7.050    09/01/26     1,763,312
  1,000    Sapula, OK Mun Auth Cap Impt Rfdg (FSA
           Insd)........................................      5.750    07/01/30     1,035,350
  1,000    Tulsa Cnty, OK Pub Facs Auth Cap Impt Rev....      6.250    11/01/22     1,089,040
                                                                                  -----------
                                                                                    3,887,702
                                                                                  -----------
           OREGON  1.1%
  1,000    Portland, OR Swr Sys Rev Ser A (FGIC Insd)...      5.750    08/01/18     1,044,760
                                                                                  -----------

           SOUTH DAKOTA  1.3%
  1,250    South Dakota St Hlth & Edl Facs Auth Rev
           Children's Care Hosp Rfdg....................      6.125    11/01/29     1,247,488
                                                                                  -----------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE

           TEXAS  6.9%
$ 1,250    Gulf Coast Waste Disp Auth TX Waste Disp Rev
           Valero Energy Corp Proj......................      6.650%   04/01/32   $ 1,250,962
  1,500    Houston, TX Arpt Sys Rev Spl Facs Continental
           Airls Ser B..................................      5.000    07/01/25     1,380,540
  3,000    Houston, TX Arpt Sys Rev Spl Facs Continental
           Airls Ser B..................................      6.125    07/15/27     2,691,330
  1,000    Sabine River Auth TX Pollutn Ctl Rev Ser A
           Rfdg.........................................      6.450    06/01/21     1,006,850
    360    Texas St Higher Edl Coordinating Brd College
           Student Ln Rev Sr Lien.......................      7.700    10/01/25       368,593
                                                                                  -----------
                                                                                    6,698,275
                                                                                  -----------
           WASHINGTON  3.0%
  1,500    Chelan Cnty, WA Pub Util Dist No 001 Cons Rev
           Chelan Hydro Ser A (MBIA Insd)...............      5.600    01/01/36     1,478,415
  1,370    Energy Northwest WA Elec Rev Proj No 3 Ser A
           Rfdg (FSA Insd)..............................      5.500    07/01/18     1,387,577
                                                                                  -----------
                                                                                    2,865,992
                                                                                  -----------
           WISCONSIN  1.3%
     25    Wisconsin Hsg & Econ Dev Auth Homeownership
           Rev Ser F....................................      7.550    07/01/26        25,310
  1,205    Wisconsin St Hlth & Edl Facs Auth Rev........      6.150    05/15/25     1,193,769
                                                                                  -----------
                                                                                    1,219,079
                                                                                  -----------
           PUERTO RICO  5.7%
  4,800    Puerto Rico Comwlth Hwy & Trans Auth Hwy Rev
           Ser Y (FSA Insd).............................      6.250    07/01/21     5,480,111
                                                                                  -----------
TOTAL LONG-TERM INVESTMENTS  98.1%
  (Cost $88,652,472)...........................................................    94,574,845
SHORT-TERM INVESTMENTS  0.2%
  (Cost $200,000)..............................................................       200,000
                                                                                  -----------
TOTAL INVESTMENTS  98.3%
  (Cost $88,852,472)...........................................................    94,774,845
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%....................................     1,641,502
                                                                                  -----------
NET ASSETS  100.0%.............................................................   $96,416,347
                                                                                  ===========

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

 * Zero Coupon bond

(a) Security is currently a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
ETM--Escrowed to Maturity
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $88,852,472)........................  $94,774,845
Cash........................................................      169,240
Receivables:
  Interest..................................................    1,766,510
  Investments Sold..........................................       14,474
                                                              -----------
    Total Assets............................................   96,725,069
                                                              -----------
LIABILITIES:
Payables:
  Income Distributions--Preferred Shares....................       57,052
  Investment Advisory and Administrative Fees...............       51,863
  Affiliates................................................        1,342
Trustees' Deferred Compensation and Retirement Plans........      116,695
Accrued Expenses............................................       81,770
                                                              -----------
    Total Liabilities.......................................      308,722
                                                              -----------
NET ASSETS..................................................  $96,416,347
                                                              ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,360 issued with liquidation preference of
  $25,000 per share)........................................  $34,000,000
                                                              -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,682,128 shares issued and
  outstanding)..............................................       46,821
Paid in Surplus.............................................   64,532,602
Net Unrealized Appreciation.................................    5,922,373
Accumulated Undistributed Net Investment Income.............      308,699
Accumulated Net Realized Loss...............................   (8,394,148)
                                                              -----------
    Net Assets Applicable to Common Shares..................   62,416,347
                                                              -----------
NET ASSETS..................................................  $96,416,347
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($62,416,347 divided by
  4,682,128 shares outstanding).............................  $     13.33
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $2,720,861
                                                              ----------
EXPENSES:
Investment Advisory and Administrative Fees.................     312,153
Preferred Share Maintenance.................................      55,584
Trustees' Fees and Related Expenses.........................       9,473
Legal.......................................................       6,849
Custody.....................................................       3,952
Other.......................................................      48,785
                                                              ----------
    Total Expenses..........................................     436,796
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,284,065
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  944,867
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   5,043,133
  End of the Period.........................................   5,922,373
                                                              ----------
Net Unrealized Appreciation During the Period...............     879,240
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $1,824,107
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $4,108,172
                                                              ==========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2001 and the Year Ended October 31, 2000 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2001     OCTOBER 31, 2000
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $ 2,284,065         $ 4,603,812
Net Realized Gain..................................       944,867             472,176
Net Unrealized Appreciation During the Period......       879,240           1,881,030
                                                      -----------         -----------
Change in Net Assets from Operations...............     4,108,172           6,957,018
                                                      -----------         -----------
Distributions from Net Investment Income:
  Common Shares....................................    (1,685,535)         (3,370,860)
  Preferred Shares.................................      (658,257)         (1,392,133)
                                                      -----------         -----------
Total Distributions................................    (2,343,792)         (4,762,993)
                                                      -----------         -----------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES............................     1,764,380           2,194,025
NET ASSETS:
Beginning of the Period............................    94,651,967          92,457,942
                                                      -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of $308,699
  and $368,426, respectively)......................   $96,416,347         $94,651,967
                                                      ===========         ===========

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                      SIX MONTHS
                                                        ENDED         ------------------
                                                    APRIL 30, 2001     2000       1999
                                                    ------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)....        $12.95        $12.49    $  14.14
                                                        ------        ------    --------
  Net Investment Income.........................           .49           .98         .98
  Net Realized and Unrealized Gain/Loss.........           .39           .50       (1.67)
                                                        ------        ------    --------
Total from Investment Operations................           .88          1.48        (.69)
                                                        ------        ------    --------
  Less Distributions from Net Investment Income:
    Paid to Common Shareholders.................           .36           .72         .72
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders............           .14           .30         .24
                                                        ------        ------    --------
Total Distributions.............................           .50          1.02         .96
                                                        ------        ------    --------
NET ASSET VALUE, END OF THE PERIOD..............        $13.33        $12.95    $  12.49
                                                        ======        ======    ========

Market Price Per Share at End of the Period.....        $11.78        $10.75    $10.6875
Total Investment Return at Market Price (b).....        12.98%*        7.56%     -14.88%
Total Return at Net Asset Value (c).............         5.72%*        9.80%      -6.93%
Net Assets at End of the Period (In millions)...        $ 96.4        $ 94.7    $   92.5
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**.................         1.40%         1.50%       1.46%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)........         5.22%         5.46%       5.42%
Portfolio Turnover..............................           17%*          41%         59%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares...................          .91%          .95%        .95%

(a) Net Asset Value at November 26, 1993, is adjusted for common and preferred share offering costs of $.317 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                            NOVEMBER 26, 1993
                                              (COMMENCEMENT
YEAR ENDED OCTOBER 31,                        OF INVESTMENT
-----------------------------------------    OPERATIONS) TO
       1998      1997     1996      1995    OCTOBER 31, 1994
-------------------------------------------------------------
     $  13.61   $12.92   $ 12.83   $11.51        $ 13.78
     --------   ------   -------   ------        -------
          .99      .98       .98      .99            .90
          .52      .66       .07     1.39          (2.38)
     --------   ------   -------   ------        -------
         1.51     1.64      1.05     2.38          (1.48)
     --------   ------   -------   ------        -------
          .72      .69       .70      .77            .62
          .26      .26       .26      .29            .17
     --------   ------   -------   ------        -------
          .98      .95       .96     1.06            .79
     --------   ------   -------   ------        -------
     $  14.14   $13.61   $ 12.92   $12.83        $ 11.51
     ========   ======   =======   ======        =======

     $13.3125   $11.75   $10.625   $10.75        $ 9.625
       19.91%   17.46%     5.35%   19.87%        -27.90%*
        9.38%   11.01%     6.29%   18.75%        -14.18%*
     $  100.2   $ 97.7   $  94.5   $ 94.1        $  87.9
        1.47%    1.53%     1.55%    1.68%          1.58%
        5.22%    5.50%     5.62%    5.77%          6.06%
          44%      39%       47%      84%           224%*
         .97%     .99%      .99%    1.05%          1.04%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Select Sector Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's primary investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest primarily in a portfolio of municipal securities from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on November 26, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2001, there were no when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Trust has not completed its analysis of the impact of this accounting change.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $9,339,015 which will expire between October 31, 2002 and October 31, 2007.

    At April 30, 2001, for federal income tax purposes, the cost of long- and short-term investments is $88,852,472; the aggregate gross unrealized appreciation is $6,393,502 and the aggregate gross unrealized depreciation is $471,129, resulting in net unrealized appreciation on long- and short-term investments of $5,922,373.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory and Administrative Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice, administrative services and facilities to the Trust for an annual fee payable monthly of .65% of the average daily net assets of the Trust.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

    For the six months ended April 30, 2001, the Trust recognized expenses of approximately $800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2001, the Trust recognized expenses of approximately $12,200 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    At April 30, 2001, Van Kampen owned 7,128 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $15,981,663 and $16,102,249, respectively.

4. PREFERRED SHARES

The Trust has outstanding 1,360 Auction Preferred Shares ("APS") in two series of 680 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A is 7 days while Series B is 28 days. The average rate in effect on April 30, 2001 was 3.425%. During the six months ended April 30, 2001, the rates ranged from 3.200% to 4.700%.

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

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

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

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN SELECT SECTOR
MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.

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